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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): AUGUST 3, 2001



                           KELLSTROM INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                          0-23764                 13-3753725
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



                              3701 FLAMINGO PARKWAY
                             MIRAMAR, FLORIDA 33027
                    (Address of Principal Executive Offices)

                                 (954) 538-2000
              (Registrant's Telephone Number, Including Area Code)

                           1100 INTERNATIONAL PARKWAY
                             SUNRISE, FLORIDA 33323
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5. OTHER EVENTS.

         Kellstrom Industries, Inc. ("Kellstrom") and Aviation Sales Company ("AVS") established a joint venture ("KAV") on December 1, 2000 which acquired substantially all of the inventory of Aviation Sales Distribution Services Company. As part of that transaction, KAV entered into an exclusive consignment agreement with Kellstrom for the sale of KAV's inventory over five years. The inventory purchase was funded by KAV through a senior credit facility for approximately $105.5 million and through seller-financing. AVS and Kellstrom posted letters of credit in favor of the lender under the KAV senior credit facility, in the amounts of $8.5 million and $6.5 million, respectively. The KAV senior credit facility is secured by a pledge of KAV's inventory, a collateral assignment of the consignment agreement and other collateral.

         Kellstrom announced on August 3, 2001 that KAV's senior lender has advised KAV that it is not in compliance with certain of the financial covenants contained in KAV's senior credit facility resulting in a default under such facility. Except for limiting future advances for certain limited KAV operating expenses, the lender has not exercised remedies afforded to it under the KAV senior credit facility, although it has reserved its right to exercise all such remedies. Such remedies include, among other things, (i) foreclosure upon the inventory, assets and other collateral securing the loan, (ii) drawing upon the AVS letter of credit and the Kellstrom letter of credit, (iii) accelerating amounts due under the loan and (iv) terminating the consignment agreement between Kellstrom and KAV.

         A default under the KAV senior credit facility does not result in a default under the terms of Kellstrom's senior credit facility.

         Except for the historical matters contained herein, certain statements in this Form 8-K are forward-looking statements, including statements regarding Kellstrom's ability to continue to market and sell KAV's inventory. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect Kellstrom's business and prospects, including reduced demand for KAV's inventory due to the downturn in the airframe and engine parts after-market, competitive pricing within the industry and other risks discussed in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2001                          KELLSTROM INDUSTRIES, INC.


                                              By: /s/ Zivi R. Nedivi
                                                 -------------------------------
                                                 Zivi R. Nedivi
                                                 President


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